Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
OTHER INTANGIBLE ASSETS
8.             OTHER INTANGIBLE ASSETS

Intangible assets as of December 31, 2014 consist of the following (all amounts in thousands):

		Accumulated
	Cost	Amortization	Net Book Value
Developed technologies, including patents (1)	$8,736	$6,582	$2,154
Trademarks and trade names (4)	1,068	401	667
Purchased customer relationships (2)	8,562	4,858	3,704
Non-compete agreements (3)	160	107	53
Website development costs	16	3	13
	$18,542	$11,951	$6,591

Intangible assets as of December 31, 2013 consist of the following (all amounts in thousands):

		Accumulated
	Cost	Amortization	Net Book Value
Developed technologies, including patents (1)	$13,853	$5,720	$8,133
Trademarks and trade names (4)	5,365	119	5,246
Purchased customer relationships (2)	8,812	4,336	4,476
Non-compete agreements (3)	160	75	85
Website development costs	8	0	8
	$28,198	$10,250	$17,948

(1)
Includes a patent obtained in the acquisition of CSP with a cost of $50,000 that is expected to be fully amortized in August 2026. Patents obtained in the acquisition of CTS with an initial cost of $410,000 and a December 31, 2012 gross value of approximately $238,000 were impaired by approximately $174,000 during 2013 (see Note 3 Impairment Charges) and the $17,000 of CTS patents remaining after the impairment was transferred to CTI in 2014. The CTI patents were impaired by approximately $5.3 million during 2014 (see Note 3 Impairment Charges).

(2)
Includes customer relationships obtained in the acquisition of CSP with a cost of $920,000 that is expected to be fully amortized in December 2019. Customer relationships obtained in the acquisition of CTS with a cost of $840,000 was impaired by approximately $650,000 during 2013 (see Note 3 Impairment Charges) and the $60,000 of CTS customer relationships remaining after the impairment was transferred to CTI in 2014.

(3)
Includes a non-compete agreement obtained in the acquisition of CSP with a cost of $160,000 that is expected to be fully amortized in August 2016. A non-compete agreement obtained in the acquisition of CTS with an initial cost of $140,000 was impaired by approximately $34,000 in 2013 (see Note 3 Impairment Charges).

(4)
Includes CTS trade names which were impaired by approximately $17,000 in 2013 (see Note 3 Impairment Charges). Includes CTI trademarks and trade names which were impaired by approximately $4.3 million during 2014 (see Note 3 Impairment Charges).

In 2014 and 2013, certain intangible assets were found to be impaired and their cost was reduced accordingly. See Note 3 and 24 for further discussion regarding these impairments.

Trademarks can be renewed without substantial cost. If trademark and trade names are not renewed, then expected future cash flows associated with trademarks and trade names could be adversely affected.

Amortization of intangible assets was $1.8 million for both years ended December 31, 2014 and 2013.

During 2014, the Company capitalized approximately $5,000 and $160,000 of costs paid to third parties to create or defend trademarks and patents, respectively. During 2013, the Company capitalized approximately $27,000 and $342,000 of costs paid to third parties to create or defend trademarks and patents, respectively. The Company expects the patent-related costs to be amortized over approximately 20 years. The Company does not consider any intangible assets to have residual value.

The future amortization expense relating to finite-lived intangible assets for the next five years and beyond is estimated at December 31, 2014 to be (all amounts in thousands):

Year Ending December 31,
2015	$957
2016	947
2017	922
2018	910
2019	841
Thereafter	1,894
$6,471